Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
(Loss) income from continuing operations, before taxes for the years ended December 31 was as follows:

	2015	2014	2013
United States	$(230.3)	$(185.0)	$(397.0)
Foreign	253.0	385.8	674.9
Total	$22.7	$200.8	$277.9

The U.S. loss before taxes, for the years ended December 31, 2015, 2014 and 2013, does not include dividend income from foreign subsidiaries.
The provision for income taxes for the years ended December 31 was as follows:

	2015	2014	2013
Federal:
Current	$41.6	$57.3	$75.7
Deferred	668.3	207.9	(180.7)
	709.9	265.2	(105.0)
Foreign:
Current	132.3	252.0	221.4
Deferred	(24.3)	(11.4)	98.3
	108.0	240.6	319.7
State and other:
Current	0.7	(.4)	(1.2)
Deferred	0.6	39.9	(3.1)
	1.3	39.5	(4.3)
Total	$819.2	$545.3	$210.4

The foreign provision for income taxes includes the U.S. tax benefit on foreign earnings of $.0 and $3.5, and the U.S. tax cost on foreign earnings of $9.9 for the years ended December 31, 2015, 2014 and 2013, respectively.

The effective tax rate for the years ended December 31 was as follows:

	2015	2014	2013
Statutory federal rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	2.5	7.0	(.5)
Tax on foreign income	141.4	(6.5)	(9.8)
Tax on uncertain tax positions	8.2	17.3	(1.3)
Venezuela devaluation and highly inflationary accounting	168.1	27.4	16.5
FCPA accrual	—	(7.1)	11.2
China goodwill impairment	—	—	4.9
Reorganizations	(173.5)	—	—
Net change in valuation allowances	3,395.6	193.9	18.4
Blocked income	29.3	3.5	2.3
Imputed royalties	11.9	1.2	.9
Research credits	(8.9)	(1.0)	(.5)
Other	(7.9)	.8	(1.4)
Effective tax rate	3,601.7%	271.5%	75.7%

In the fourth quarter of 2015, the Company recognized a benefit of $18.7 associated with the implementation of foreign tax planning strategies which is reflected within the "Reorganizations" line above. We completed the implementation of these tax planning strategies and expect to recognize an additional benenfit of approximately $30 in the first quarter of 2016.
Deferred tax assets (liabilities) resulting from temporary differences in the recognition of income and expense for tax and financial reporting purposes at December 31 consisted of the following:

	2015	2014
Deferred tax assets:
Accrued expenses and reserves	$183.4	$220.3
Pension and postretirement benefits	129.2	160.0
Asset revaluations	13.3	12.1
Capitalized expenses	171.0	175.9
Depreciation and amortization	29.3	16.9
Deferred loss on foreign currency	44.3	40.3
Share-based compensation	62.7	62.0
Restructuring initiatives	21.7	24.2
Postemployment benefits	5.1	6.8
Tax loss carryforwards	781.9	844.2
Foreign tax credit carryforwards	689.6	622.3
Minimum tax and business credit carryforwards	56.5	57.1
All other	58.5	54.4
Valuation allowance	(1,972.1)	(1,362.6)
Total deferred tax assets	274.4	933.9
Deferred tax liabilities:
Depreciation and amortization	(13.8)	(24.6)
Unremitted foreign earnings	(89.2)	(14.3)
Prepaid expenses	(7.0)	(8.7)
Capitalized interest	(9.2)	(9.5)
All other	(4.6)	(25.8)
Total deferred tax liabilities	(123.8)	(82.9)
Net deferred tax assets	$150.6	$851.0

The December 31, 2014 presentation of deferred tax balances has been revised to include $120.6 of state net operating loss deferred tax asset and related valuation allowance of $120.6 as well as $39.0 of net state deferred tax assets for various temporary differences and a related valuation allowance of $39.0. This did not have an impact on our Consolidated Balance Sheet for all periods presented.

Deferred tax assets (liabilities) at December 31 were classified as follows:

	2015	2014
Deferred tax assets:
Prepaid expenses and other	$—	$205.2
Other assets	172.8	678.8
Total deferred tax assets	172.8	884.0
Deferred tax liabilities:
Income taxes	—	(.3)
Long-term income taxes	(22.2)	(32.7)
Total deferred tax liabilities	(22.2)	(33.0)
Net deferred tax assets	$150.6	$851.0

See Note 2, New Accounting Standards, for discussion on our adoption of ASU 2015-17, Income Taxes, Balance Sheet Classification of Deferred Taxes.
At December 31, 2015, we had recognized deferred tax assets of $746.1 relating to U.S. business credit carryforwards (excess foreign tax credits, minimum tax credits, research and experimentation credits and investment tax credits) for which a valuation allowance of $746.1 has been provided, deferred tax assets relating to foreign tax loss carryforwards of $656.9, for which a valuation allowance of $651.7 has been provided and deferred tax assets relating to state tax loss carryforwards of $125.0 for which a valuation allowance of $125.0 has been provided. The foreign tax loss carryforwards as of December 31, 2015 were $2,302.1, of which $2,134.6 are not subject to expiration and $167.5 are subject to expiration between 2016 and 2030. The state tax loss carryforwards as of December 31, 2015 were $1,750.0 which are subject to expiration between 2016 and 2035. The U.S. foreign tax credit carryforwards of $689.6 are subject to expiration between 2018 and 2025; the U.S. minimum tax credits of $35.9 are not subject to expiration; the U.S. research and experimentation credits of $16.3 are subject to expiration between 2027 and 2035 and the U.S. investment tax credits of $4.3 are subject to expiration between 2020 and 2030.

At December 31, 2015, we continue to assert that our foreign earnings are not indefinitely reinvested, as a result of our domestic liquidity profile. Accordingly, we adjusted our deferred tax liability to account for the balance of our undistributed earnings of foreign subsidiaries and for the tax effect of earnings that were actually repatriated to the U.S. during the year. We also adjusted our deferred tax liability to exclude deferred tax assets of $94.9 associated with our foreign earnings that we do not plan to repatriate within the foreseeable future. The deferred tax liability associated with the Company’s undistributed earnings increased by $74.9, resulting in a deferred tax liability balance of $89.2 related to the incremental tax cost on $1.4 billion of undistributed foreign earnings at December 31, 2015. This deferred income tax liability amount is net of the estimated foreign tax credits that would be generated upon the repatriation of such earnings. The repatriation of foreign earnings may result in the utilization of a portion of our excess foreign tax credit carryforwards in the year of repatriation; therefore the utilization of our foreign tax credit carryforwards is dependent on the amount and timing of repatriations, as well as the jurisdictions involved. We have not included the undistributed earnings of our subsidiary in Venezuela in the calculation of this deferred tax liability as local regulations restrict cash distributions denominated in U.S. dollars.

At December 31, 2015, the valuation allowance primarily represents amounts for all U.S. deferred tax assets, certain foreign tax loss carryforwards and certain other foreign deferred tax assets. The recognition of deferred tax assets was based on the evaluation of current and estimated future profitability of the operations, reversal of deferred tax liabilities and the likelihood of utilizing tax credit and/or loss carryforwards. Tax planning strategies were also considered and evaluated as support for the realization of deferred tax assets. Where these sources of income existed along with sufficient positive evidence that indicated it was more likely than not that such sources of income could be relied upon, then the deferred tax assets were not reduced by a valuation allowance.

The net increase in the valuation allowance during 2015 of $609.5 was primarily due to the recording of the valuation allowances for U.S. deferred tax assets (discussed further below), partially offset by the increase in the deferred tax liability for unremitted earnings of foreign subsidiaries discussed above. In addition, the net increase in the valuation allowance was also attributable to additional valuation allowances for deferred tax assets outside of the U.S., primarily in Russia, which was largely due to lower earnings and the impact of foreign exchange losses on working capital balances.

During the first and second quarters of 2015, the Company recorded a $31.3 charge and a $3.2 benefit, respectively, associated with valuation allowances, to adjust our U.S. deferred tax assets to an amount that was “more likely than not” to be realized. These adjustments were primarily caused by fluctuations of the U.S. dollar against currencies of some of our key markets.

During the third quarter of 2015, we recorded an additional valuation allowance on our remaining U.S. deferred tax assets of $649.5. The increase in the valuation allowance resulted from management’s determination that it was no longer more likely than not to realize the tax benefits expected to be obtained from tax planning strategies associated with an anticipated accelerated receipt in the U.S. of foreign source income. As the U.S. dollar had further strengthened against currencies of some of our key markets during the third quarter of 2015, the benefits associated with the Company’s tax planning strategies were no longer sufficient for the Company to continue to conclude that its tax planning strategies were prudent. In the absence of any alternative prudent tax planning strategies and other sources of future taxable income, it was determined that a full valuation allowance should be recorded. Although the Company continues to expect that it will generate taxable income and tax liability in the U.S., the Company is expected to offset its current and future tax liability with foreign tax credits, and as a result, the expected level of future taxable income and tax liability is not adequate to realize the benefit of previously recorded deferred tax assets. Although the Company may not be able to recognize a financial statement benefit associated with its deferred tax assets, the Company will continue to manage and plan for the utilization of its deferred tax assets to avoid the expiration of deferred tax assets that have limited lives.

In conjunction with the expected separation of North America, approximately $235.0 of deferred tax assets and a related valuation allowance of $235.0 will be reflected as a deferred tax asset associated with the Company’s investment in NewCo. There are also U.S. state net operating loss and investment tax credit deferred tax assets of $129.3 and a related valuation allowance of $129.3 which may not be capable of being fully utilized before expiration by the Company after the separation of North America due to the elimination of the U.S. operations in substantially all state taxing jurisdictions.
Uncertain Tax Positions
At December 31, 2015, we had $53.0 of total gross unrecognized tax benefits of which approximately $33.7 would favorably impact the provision for income taxes, if recognized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at December 31, 2012	$32.0
Additions based on tax positions related to the current year	5.3
Additions for tax positions of prior years	1.9
Reductions for tax positions of prior years	(7.8)
Reductions due to lapse of statute of limitations	(3.1)
Reductions due to settlements with tax authorities	(2.3)
Balance at December 31, 2013	26.0
Additions based on tax positions related to the current year	1.4
Additions for tax positions of prior years	37.7
Reductions for tax positions of prior years	(4.7)
Reductions due to lapse of statute of limitations	(1.7)
Reductions due to settlements with tax authorities	(2.0)
Balance at December 31, 2014	56.7
Additions based on tax positions related to the current year	3.5
Additions for tax positions of prior years	5.7
Reductions for tax positions of prior years	(1.5)
Reductions due to lapse of statute of limitations	(0.4)
Reductions due to settlements with tax authorities	(11.0)
Balance at December 31, 2015	$53.0

We accrue interest and penalties related to unrecognized tax benefits in the provision for income taxes. We recorded expense of $2.8, $.9 and $.9 for interest and penalties, net of taxes during 2015, 2014 and 2013, respectively. At December 31, 2015 and December 31, 2014 we had $6.6 and $4.4 recorded for interest and penalties, net of tax benefit.
We file income tax returns in the U.S. and foreign jurisdictions. As of December 31, 2015, the tax years that remained subject to examination by major tax jurisdiction for our most significant subsidiaries were as follows:

Jurisdiction	Open Years
Brazil	2010-2015
Mexico	2009-2015
Poland	2010-2015
Russia	2011-2015
United States (Federal)	2014-2015

We anticipate that it is reasonably possible that the total amount of unrecognized tax benefits could decrease in the range of $1 to $18.1